Exhibit 32.1

Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

For purposes of Section 1350 of Chapter 63 of Title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of ON Semiconductor Corporation, a Delaware corporation (“Company”), does hereby certify, to such officer’s knowledge, that:

The Quarterly Report on Form 10-Q for the fiscal quarter ended March 28, 2014 (“Form 10-Q”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 1, 2014	/s/ KEITH D. JACKSON
Keith D. Jackson
President and Chief Executive Officer

Dated: May 1, 2014	/s/ BERNARD GUTMANN
Bernard Gutmann
Executive Vice President and
Chief Financial Officer, and Treasurer